ARTISAN FUNDS, INC.
                       SUPPLEMENT DATED FEBRUARY 26, 2003
           TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)
                             DATED NOVEMBER 1, 2002

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               WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?

In addition to the list of eligible investors found in the Artisan Funds prospectus under the caption "Who Is Eligible to Invest in a Closed Artisan Fund?" you may open a new account in a closed Fund if:

  o you are a client of a broker-dealer sponsor of a fee-based mutual fund program in which shares of the Fund are offered pursuant to an agreement with Artisan Funds or Artisan Distributors LLC; or

  o you are a client of financial advisors or financial planners (this eligibility criteria does not apply to investments in Small Cap Value Fund).

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                      ARTISAN INTERNATIONAL SMALL CAP FUND

Effective February 10, 2003, the Fund is managed by Mark L. Yockey, CFA, Lead Portfolio Manager, and Associate Portfolio Managers Michael D. Carruthers, Charles H. Hamker and Stanley T. Shpetner, CFA. Linda Y. Ba is no longer an Associate Portfolio Manager.

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P.O. BOX 8412
Boston, MA 02266-8412